UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2026

Teleflex Incorporated

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5353	23-1147939
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

550 E. Swedesford Rd, Suite 400
Wayne, PA	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 255-6800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	TFX	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On June 15, 2026, Teleflex Incorporated (the “Company”) issued $500,000,000 aggregate principal amount of 5.875% senior notes due January 2032 (the “Notes”), pursuant to an indenture, dated as of June 15, 2026 (the “Indenture”), among the Company, the guarantors party thereto (the “Guarantors”) and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”).

The Notes pay interest semi-annually on January 15 and July 15, commencing on January 15, 2027, at a rate of 5.875% per year, and mature on January 15, 2032.

Ranking

The Notes and the guarantees thereof are the Company’s and the Guarantors’ general unsecured senior obligations and rank pari passu in right of payment with all of the Company’s and the Guarantors’ existing and future senior obligations, including the Company’s 4.25% senior notes due 2028, and senior in right of payment to any of the Company’s and the Guarantors’ future subordinated indebtedness. The Notes and the guarantees thereof are effectively subordinated to the Company’s and the Guarantors’ existing and future secured indebtedness, including all outstanding term loans and revolver borrowings under the Company’s credit agreement, to the extent of the value of the assets securing such indebtedness. The Notes and the guarantees are structurally subordinated to all existing and future indebtedness and other claims and liabilities, including preferred stock, of the Company’s subsidiaries that do not guarantee the Notes.

Guarantees

The obligations under the Notes are, and will be, fully and unconditionally guaranteed, jointly and severally, by each of the Company’s existing and future wholly-owned domestic subsidiaries that is a guarantor or other obligor under the Company’s credit agreement and certain other indebtedness, as further specified in the Indenture.

Optional Redemption

At any time prior to January 15, 2029, the Company may on any one or more occasions redeem all or a part of the Notes at a redemption price equal to 100% of the principal amount of the Notes redeemed, plus the greater of (1) 1.0% of the principal amount of the Notes and (2) the excess, if any, of (a) the present value at such redemption date of (i) the redemption price of such note at January 15, 2029 (as set forth in the table appearing below), plus (ii) all required interest payments due on the Notes through January 15, 2029 (excluding accrued but unpaid interest to the redemption date), computed using a discount rate equal to the treasury rate as of such redemption date plus 50 basis points; over (b) the then outstanding principal amount of the Notes (as of, and plus accrued and unpaid interest, if any, to, the date of redemption), subject to the rights of holders of the notes on the relevant record date to receive interest due on the relevant interest payment date.

On or after January 15, 2029, the Company may on any one or more occasions redeem all or a part of the Notes at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest, if any, on the Notes redeemed, to, but not including, the applicable date of redemption, if redeemed during the twelve-month period beginning on January 15 of the years indicated below, subject to the rights of Holders on the relevant record date to receive interest due on the relevant interest payment date:

Year	Percentage
2029	102.938%
2030	101.469%
2031 and thereafter	100.000%

In addition, at any time prior to January 15, 2029, the Company may on any one or more occasions redeem up to 40% of the aggregate principal amount of Notes issued under the Indenture (including any additional notes) at a redemption price equal to 105.875% of the principal amount of the Notes redeemed, plus accrued and unpaid interest thereon, if any, to the applicable redemption date, subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date, with the net cash proceeds of one or more equity offerings; provided, that, at least 60% of the aggregate principal amount of Notes originally issued under the indenture (excluding notes held by the Company and its subsidiaries) remains outstanding immediately after the occurrence of such redemption; provided further that each such redemption occurs within 120 days of the date of closing of each such equity offering.

Change of Control Triggering Event

If the Company experiences certain change of control events coupled with a downgrade in the ratings of the Notes, the Company must offer to repurchase the Notes at a repurchase price equal to 101% of the principal amount of the Notes repurchased, plus accrued and unpaid interest, if any, to, but not including, the applicable repurchase date.

Covenants

The Indenture contains covenants that, among other things, limit the Company’s ability and the ability of its subsidiaries to:

•	create certain liens;

•	enter into sale leaseback transactions; and

•	merge, consolidate, sell or otherwise dispose of all or substantially all of the Company’s assets.

Events of Default

The Indenture also provides for events of default which, if any of them occurs, would permit or require the principal of and accrued interest on the Notes to become or to be declared due and payable.

* * *

The foregoing description of the Indenture, the Notes and the guarantees is qualified in its entirety by reference to the actual terms of the Indenture and the Notes, copies of which are attached as Exhibits 4.1 and 4.2 hereto and are incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

4.1	Indenture, dated June 15, 2026, by and among Teleflex Incorporated, the guarantors named therein and U.S. Bank Trust Company, National Association

4.2	Form of 5.875% Senior Notes due January 2032 (included in Exhibit 4.1)

104	The Cover Page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2026

TELEFLEX INCORPORATED

By:	/s/ Daniel V. Logue
Name: Daniel V. Logue
Title: Corporate Vice President, General Counsel and Secretary